UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2026

Mobility Global Inc.
(Exact Name of Registrant as specified in its charter)

Delaware	001-43276	39-4621962
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)
5860 Trinity Parkway, Suite 600, Centreville, VA 20120
(Address of Principal Executive Offices) (Zip Code)
(703) 934-2664
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common stock (par value $0.01 per share)	MBGL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the
Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934
(§240.12b-2 of this chapter).
Emerging growth company            ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to
Section 13(a) of the Exchange Act.                                          ☐

Item 2.02.  Results of Operations and Financial Condition.
On August 7, 2026, Mobility Global Inc. (the “Company”) issued an earnings release containing a discussion of the
Company’s results of operations and financial condition for the second quarter ended June 30, 2026, as well as certain guidance for 2026. A copy of this release is being furnished as Exhibit 99.1 hereto and incorporated herein by reference. In addition, on August 7, 2026, the Company will hold a teleconference for analysts and media to discuss results for the second quarter ended June 30, 2026. The teleconference will be webcast on the Company’s website at
www.mobilityglobal.com.
Item 7.01.    Regulation FD Disclosure.
On August 7, 2026, the Company issued supplemental information, furnished as Exhibit 99.2 and incorporated herein by reference, providing supplemental financial information for full year 2025 and the four quarters of 2025.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including the information contained in Items 2.02 and 7.01, and Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as expressly set forth by specific references in such a filing.
Item 9.01.    Financial Statements and Exhibits.
(d)Exhibits. The following exhibits are furnished with this report:
(99.1)     Earnings Release of the Registrant, dated August 7, 2026.
(99.2)Supplemental Financial Information, dated August 7, 2026.
(104)     Cover Page Interactive Data File (formatted as Inline XBRL).
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Form
8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

Mobility Global Inc.

	By:	/s/ Matthew A. Calderone

Name: Matthew A. Calderone
Dated: August 7, 2026		Title: Chief Financial Officer